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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15 (d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                     Date of Report (Date of earliest event
                            reported): June 29, 2000

                        United Therapeutics Corporation
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

      Delaware            000-26301          52-1984749
  (State or Other       (Commission       (I.R.S. Employer
  Jurisdiction of       File Number)       Identification
   Incorporation)                             Number)

        1110 Spring Street
        Silver Spring, MD                        20910
-----------------------------------             --------
 (Address of Principal Executive                (Zip
             Offices)                            Code)

              Registrant's telephone number, including area code:

                                 (301) 608-9292
                             ---------------------

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ITEM 5. OTHER EVENTS.

         On June 29, 2000, the Registrant issued a press release, a copy of which is attached hereto and incorporated herein by this reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

              (a)  Not applicable.

              (b)  Not applicable.

              (c)  Exhibits

                   Exhibit No.                Description
                   -----------                -----------
                   99.1                Registrant's press release dated June 29, 2000

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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           United Therapeutics Corporation
                           (Registrant)

Date:  June 29, 2000       By:  /s/ Martine A. Rothblatt
                               ----------------------------------
                              Name: Martine A. Rothblatt
                              Title:Chairman and CEO


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                                 EXHIBIT INDEX

Exhibit No.                         Description
-----------                         -----------
     99.1                     Registrant's press release dated June 29, 2000